RANGER EQUITY BEAR ETF (NYSE Arca Ticker: HDGE)

SUMMARY PROSPECTUS – October 28, 2013

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated October 28, 2013, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/fund/hdge. You may also obtain this information at no charge by calling 877.THE.ETF1 (877.843.3831) or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The Ranger Equity Bear ETF (the “Fund”) seeks capital appreciation through short sales of domestically traded equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.50%
DISTRIBUTION (12b-1) FEES	0.00%
TOTAL OTHER EXPENSES	1.62%
Short Interest Expense	1.51%
Other Expenses	0.11%
ACQUIRED FUND FEES AND EXPENSES (a)	0.17%
TOTAL ANNUAL FUND OPERATING EXPENSES (b)	3.29%

(a)	As a shareholder in certain exchange-traded funds (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products in which the Fund invests that are not investment companies, including ETNs and exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Ranger Equity Bear ETF	$332	$1,013	$1,717	$3,585

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2013, the Fund’s portfolio turnover rate was 697% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Ranger Alternative Management, L.P. (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by short selling a portfolio of liquid mid- and large-cap U.S. exchange-traded equity securities, exchange-traded funds (“ETFs”) registered pursuant to the 1940 Act, exchange-traded notes (“ETNs”) and other exchange-traded products (collectively, “ETPs”). The Sub-Advisor implements a bottom-up, fundamental, research driven security selection process that seeks to identify securities with low earnings quality or aggressive accounting that may tend to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition to these issues, the Sub-Advisor seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward earnings outlook. On a day-to-day basis, the Fund may hold U.S. government securities, short-term high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less for investment purposes and to cover its short positions.

In addition to extensive quantitative analysis, careful consideration is given to qualitative analysis. The assessment of the management team, accounting practices, corporate governance and the company’s competitive advantage are all key items. Once these quantitative and qualitative characteristics are thoroughly analyzed, the Sub-Advisor then determines if there is sufficient return to the stock price to warrant an investment. Once a position is included in the Fund’s portfolio, it is subject to regular fundamental and technical risk management review. This continual review process seeks to identify problem positions early and enhances performance by removing them before they become significant issues for the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Equity Risk. The prices of equity securities in which the Fund holds short positions may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Exchange-Traded Vehicle Risk. The Fund may invest in (or short) ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles, investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an ETP or an ETN’s reference asset could decrease (or increase in the case of short positions). An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment. In addition, certain of the ETPs may hold, or have exposure to, common portfolio positions, thereby reducing any diversification benefits.

Exchange-Traded Note (ETN) Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

Fixed Income Risk. The Fund may be exposed to fixed income risk through its short positions in ETPs that primarily invest in, or have exposure to, fixed income securities. The value of an ETP’s portfolio of fixed income securities, or an ETN’s reference asset, will change in response to interest rate changes and other factors, such as the perception of the issuers’ creditworthiness. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

Issuer Risk. From time to time the Fund may have exposure via its short positions to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Mid-Capitalization and Large-Capitalization Risk. The Fund is subject to the risk that medium and large-cap stocks may outperform other segments of the equity market or the equity market as a whole.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance.

Premium-Discount Risk. The Fund’s shares may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Trading Risk. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the Exchange, make trading in shares inadvisable.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the S&P 500 Index, which is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

The Fund’s year-to-date total return as of September 30, 2013 was -21.62%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	13.20%	2Q/2012
Lowest Return	-17.56%	1Q/2012

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2012

RANGER EQUITY BEAR ETF	1 Year	Since Inception (01/26/2011)
Return Before Taxes Based on NAV	-26.72%	-14.89%
Return After Taxes on Distributions [1]	-26.72%	-14.89%
Return After Taxes on Distributions and Sale of Fund Shares [1]	-17.37%	-12.50%
S&P 500 Index (Reflects no deduction for fees, expenses, or taxes)	16.00%	11.35%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Ranger Alternative Management, L.P.	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
John Del Vecchio, CFA, Portfolio Manager Brad H. Lamensdorf, Portfolio Manager, Trading and Market Strategist	since 2008 since 2009

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a specified amount of cash totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination thereof), unless you are investing through a tax deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.